UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                              --------------------

        Date of Report (Date of earliest event reported): August 19, 2003

                               NVIDIA CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-23985
                            (Commission File Number)

                                   94-3177549
                      (I.R.S. Employer Identification No.)

                            2701 San Tomas Expressway
                              Santa Clara, CA 95050
                              --------------------
              (Address of principal executive offices and zip code)

      (Registrant's telephone number, including area code): (408) 486-2000

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Item 9. Regulation FD Disclosure.

On August 21, 2003, NVIDIA Corporation issued a press release announcing that it has completed its acquisition of MediaQ, Inc. The acquisition was completed on August 19, 2003. The press release is furnished and attached as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NVIDIA CORPORATION

                                         By: /s/ Marvin D. Burkett
                                         ---------------------------------------
                                         Marvin D. Burkett
                                         Chief Financial Officer

Date: August 22, 2003

                                  EXHIBIT INDEX

Exhibit
Number      Description
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99.1        Press Release, dated August 21, 2003 entitled "NVIDIA Completes
            Purchase of MediaQ."